UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 29, 2016

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AMERI Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-26460	95-4484725
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

100 Canal Pointe Boulevard, Suite 108, Princeton, New Jersey 08540

(Address of Principal Executive Offices) (Zip Code)

(732) 243-9250

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Purchase Agreement

On July 29, 2016, AMERI Holdings, Inc. (the “Company” or “AMERI”) acquired 100% of the membership interests of DC&M Partners, L.L.C. (“DCM”), an Arizona limited liability company, pursuant to the terms of a Membership Interest Purchase Agreement (the “MIPA”) among the Company, DCM, all of the members of DCM (the “Members”), Giri Devanur and Srinidhi “Dev” Devanur. DCM is a provider of information technology development, consulting and management services and is located in Chandler, Arizona.

The purchase price for the acquisition of DCM consisted of: (a) a cash payment in the amount of $3,000,000 at closing, (b) 1,600,000 shares of AMERI common stock (the “DCM Shares”), which are to be issued on July 29, 2018 or upon a change of control of the Company (whichever occurs earlier), and (c) earn-out payments to be paid, if earned, in 2017 and 2018, all as more particularly outlined in the MIPA. The total consideration paid excludes transaction costs.

The parties to the Purchase Agreement have made customary representations, warranties and covenants therein. The foregoing description of the DCM acquisition is included to provide information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the MIPA, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the press release announcing the DCM acquisition is furnished as Exhibit 99.1 to this Form 8-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

Item 3.02. Unregistered Shares of Equity Securities.

The DCM shares were issued in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act as a private offering. Such issuance did not involve a public offering, and was made without general solicitation or advertising.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit 2.1	Membership Interest Purchase Agreement, dated as of July 29, 2016, by and among AMERI Holdings, Inc., DC&M Partners, L.L.C., all of the members of DCM, Giri Devanur and Srinidhi “Dev” Devanur. (Schedules, exhibits and similar attachments to the MIPA that are not material have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.)

Exhibit 99.1	Press Release, dated August 1, 2016.

This Current Report on Form 8-K, including the information in the attached press release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, made in this Current Report on Form 8-K, including statements made in the attached press release, are forward looking and subject to change. Examples of forward-looking statements include statements related to our future economic performance (including anticipated revenues and earnings) and our business plans and objectives (including our intended product releases and planned ship dates), which may include certain assumptions that underlie the forward-looking statements. These forward-looking statements are subject to business and economic risk and reflect management’s current expectations, and involve subjects that are inherently uncertain and difficult to predict. Our actual results could differ materially from expected results expressed in forward-looking statements. We will not necessarily update information if any forward-looking statement later turns out to be inaccurate. Risks and uncertainties that may affect our future results include, but are not limited to, those discussed in our Quarterly Report on Form 10-K for the nine months ended December 31, 2016 as filed with the Securities and Exchange Commission (“SEC”) on March 15, 2016 and in other documents we have filed with the SEC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2016	AMERI HOLDINGS, INC.

	By:	/s/ Giri Devanur
Giri Devanur
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 2.1	Membership Interest Purchase Agreement, dated as of July 29, 2016, by and among AMERI Holdings, Inc., DC&M Partners, L.L.C., all of the members of DCM, Giri Devanur and Srinidhi “Dev” Devanur. (Schedules, exhibits and similar attachments to the MIPA that are not material have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule, exhibit or similar attachment to the Securities and Exchange Commission upon request.)

Exhibit 99.1	Press Release, dated August 1, 2016.